Exhibit 10.2

Ameritrans Holdings LLC

900 Third Avenue, 19th Floor

New York, New York, 10022

May 5, 2011

Ameritrans Capital Corporation

50 Jericho Quadrangle

Jericho, New York 11753

Attention: Michael Feinsod

Dear Sirs:

Reference is made to that certain Stock Pledge Agreement (the “Original Pledge Agreement”), dated as of January 19, 2011, by Ameritrans Capital Corporation (the “Pledgor”), in favor of Ameritrans Holdings LLC (the “Secured Party”), as amended and restated by the Amended and Restated Pledge Agreement (the “Amended and Restated Pledge Agreement”), dated May 5, 2011, by the Pledgor, in favor of the Secured Party.  Pursuant to Section 1 of the Original Pledge Agreement, the Pledgor pledged 100% of the issued and outstanding capital stock of Elk Associates Funding Corporation (“Elk”), which consisted of one share of common stock, par value $0.01 per share, of Elk (the “Elk Common Stock”), to the Secured Party. In connection with the entry into the Amended and Restated Pledge Agreement, the Secured Party hereby terminates and releases any and all security interests, pledges, assignments and liens in the Elk Common Stock created pursuant to the Original Pledge Agreement (the “Release”).

Enclosed herewith in connection with the Release, please find Stock Certificate Number 1, representing the Elk Common Stock, and the related undated stock power duly endorsed in blank.

Please acknowledge receipt of the enclosed Stock Certificate Number 1 and the related stock power by signing below, and sending this letter to the attention of Paul Lipari at Ameritrans Holdings LLC, 900 Third Avenue, 19th Floor, New York, New York 10022

[Remainder of Page Intentionally Left Blank]

Sincerely Yours,

AMERITRANS HOLDINGS LLC

By: /s/ Andrew Intrater

Name: Andrew Intrater

Title: Chief Executive Officer

[Signature Page to Stock Pledge Release]

ACKNOWLEDGMENT OF RECEIPT

AMERITRANS CAPITAL CORPORATION

By: /s/ Michael Feinsod

Name: Michael Feinsod

Title:

Chief Executive Officer and President

Enclosure

1. One Stock Certificate

2. One Stock Power

[Signature Page to Stock Pledge Release]